Exhibit 10.1

AMENDMENT TO SUBORDINATED PROMISSORY NOTES

THIS AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Amendment”) is made and entered into as of February 6, 2014, by and among the undersigned holders (the “Holders”) of certain subordinated promissory notes issued by Pacific Office Properties, L.P., a Delaware limited partnership (the “Maker”) and the Maker.
WITNESSETH:

WHEREAS, each of the Holders is the holder of the subordinated promissory note or notes issued by the Maker described on Exhibit A hereto (each, a “Note” and collectively, the “Notes”);
WHEREAS, each of the Holders and the Maker desire to amend certain provisions of the Notes, as hereinafter set forth;
NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants hereinafter contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT:

1.    Maturity. Paragraph 3(a) or 3(i), as applicable, of each Note is hereby deleted in its entirety and replaced with the following:
“Subject to the further provisions of this Section 3, the “Maturity Date” shall be December 31, 2015. On the Maturity Date, the Maker shall pay to the Holder the sum of the outstanding principal balance of this Note, including, without limitation, the amount of any PIK Principal, together with accrued and unpaid interest thereon, and all other obligations and indebtedness owing hereunder, if not sooner paid.”
2.    Notices. The address for notices to the Maker set forth in paragraph 15 of each Note is hereby amended as follows:
Pacific Office Properties, L.P.
841 Bishop Street, Suite 1700
Honolulu, Hawaii 96813
Attention: Chief Financial Officer
3.    Subordination. Paragraph 17 of each Note is hereby deleted in its entirety and replaced with the following:
“17.    Subordination. Notwithstanding anything to the contrary contained herein, this Note and the indebtedness evidenced hereby shall be subordinate in right of payment to all trade obligations incurred in the ordinary course of business (each creditor thereof, together with its successors, assigns and subrogees, a “Senior Lender”) of the Maker (“Senior Debt”), regardless of any security held by any Senior

Lender in respect of its Senior Debt, without the need for any further documentation between or among, the Maker, the Holder or any Senior Lender. In addition, this Note and the indebtedness evidenced hereby shall be subordinate in right of payment to all obligations of the Maker now existing or hereafter arising under (i) that certain Credit Agreement dated as of September 2, 2009 between First Hawaiian Bank, a Hawaii corporation, as lender, and the Maker, as borrower (as amended, restated, supplemented, modified or extended from time to time) (the “Credit Agreement”), or any refinancing thereof, and (ii) that certain Indemnification Agreement dated as of September 2, 2009 between the Maker and Shidler Equities L.P., a Hawaii limited partnership (as amended, restated, supplemented, modified or extended from time to time) (the “Indemnification”). This Note shall rank pari passu as to the payment of principal and interest with each of the promissory notes listed on Exhibit A to that certain Amendment to Subordinated Promissory Notes dated as of February 6, 2014 between the Maker and the holders party thereto, as such promissory notes may be amended, restated, supplemented, modified or extended from time to time.”
4.    Governing Law. Paragraph 18 of each Note is hereby deleted in its entirety and replaced with the following:
“18.    Governing Law. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF ALL PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE.”
5.    Jurisdiction; Waiver of Jury Trial. Paragraph 19 of each Note is hereby deleted in its entirety and replaced with the following:
“19.    Jurisdiction; Waiver of Jury Trial. ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE FILED, TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN HONOLULU, HAWAII, AND THE PARTIES HEREBY CONSENT TO THE JURISDICTION OF AND VENUE IN SUCH COURTS, AND WAIVE ANY OBJECTION TO SUCH VENUE BASED ON INCONVENIENT FORUM. THE MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, INCLUDING CONTRACT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE MAKER HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES THE AFORESAID TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.”
6.    Full Force and Effect. Except as expressly modified and amended hereby, each Note shall continue in full force and effect and, as thus modified and amended, are hereby ratified, confirmed and approved.

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7.    Amendment Not Novation. The changes and modifications made to each Note by this Amendment constitute amendments to such Note and are not a novation of such Note.
8.    Counterparts. This Amendment may be executed in counterparts which, taken together, shall constitute a single instrument.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PACIFIC OFFICE PROPERTIES, L.P.

By:    PACIFIC OFFICE PROPERTIES TRUST, INC., its sole general partner

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Chief Executive Officer

PAN AM PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR-DAVIES, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

WATERFRONT PARTNERS OP, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

250 QUEEN STREET INVESTMENT COMPANY,
a Hawaii limited partnership

By:    810 Richards Investment Corp.,
a Hawaii corporation, its General Partner

By:        /s/ Jay H. Shidler
Name:    Jay H. Shidler
Title:     Vice President

STIRR-PBN, LLC,
a Hawaii limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

SHIDLER EQUITIES L.P.,
a Hawaii limited partnership

By:    Shidler Equities Corp., a Hawaii corporation

By:        /s/ Jay H. Shidler
Name: Jay H. Shidler
Title: President

REYNOLDS PARTNERS,
a Hawaii limited partnership

By:    JC Reynolds, LLC, a Hawaii limited liability company, its general partner

By:        /s/ James C. Reynolds
Name:    James C. Reynolds
Title:     Manager

JRI EQUITIES, LLC,
a California limited liability company

By:        /s/ James R. Ingebritsen
Name: James R. Ingebritsen
Title: Managing Member

MJR EQUITIES, LLC,
a California limited liability company

By:        /s/ Matthew J. Root
Name: Matthew J. Root
Title: Managing Member

    /s/ Lawrence J. Taff
Lawrence J. Taff

CITY SQUARE EXECUTIVE PARTNERS, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR BLACK CANYON, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR 2155 KALAKAUA, LLC,
a Hawaii limited liability company

By:    SGIP Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

STIRR USB TOWER, LLC,
a Delaware limited liability company

By:    JCR Manager, LLC,
a Delaware limited liability company, its Manager

By:        /s/ Lawrence J. Taff
Name:    Lawrence J. Taff
Title:     Vice President

Exhibit A

Holder	Date of Note	Principal Amount of Note
Pan Am Partners, LLC, a Delaware limited liability company	March 19, 2008	$727,280.00
STIRR-Davies, LLC, a Delaware limited liability company	March 19, 2008	$613,470.00
Waterfront Partners OP, LLC, a Hawaii limited liability company	March 19, 2008	$293,790.00
250 Queen Street Investment Company, a Hawaii limited partnership	March 19, 2008	$801,660.00
STIRR-PBN, LLC, a Hawaii limited liability company	March 19, 2008	$193,800.00
Shidler Equities, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
Reynolds Partners, L.P., a Hawaii limited partnership (1)	March 19, 2008	$3,348,000.00
JRI Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
MJR Equities, LLC, a California limited liability company (1)	March 19, 2008	$1,674,000.00
Lawrence J. Taff (1)	March 19, 2008	$1,116,000.00
City Square Executive Partners, LLC, a Delaware limited liability company (1)	March 19, 2008	$840,000.00
Shidler Equities, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
Reynolds Partners, L.P., a Hawaii limited partnership (2)	March 19, 2008	$519,133.63
JRI Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
MJR Equities, LLC, a California limited liability company (2)	March 19, 2008	$259,566.81
Lawrence J. Taff (2)	March 19, 2008	$173,044.54
City Square Executive Partners, LLC, a Delaware limited liability company (2)	March 19, 2008	$130,248.58

Holder	Date of Note	Principal Amount of Note
STIRR Black Canyon, LLC, a Delaware limited liability company	April 30, 2008	$1,030,000.00
STIRR 2155 Kalakaua, LLC, a Hawaii limited liability company	May 23, 2008	$791,341.00
STIRR USB Tower, LLC, a Delaware limited liability company	May 23, 2008	$1,220,000.00
Shidler Equities, L.P., a Hawaii limited partnership	September 25, 2009	$627,230.52
Reynolds Partners, L.P., a Hawaii limited partnership	September 25, 2009	$502,191.15
JRI Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
MJR Equities, LLC, a California limited liability company	September 25, 2009	$153,632.29
Lawrence J. Taff	September 25, 2009	$135,287.02
___________
(1) As assignee of Note originally issued to POP Venture, LLC on March 19, 2008 in the principal amount of $12,000,000.00, and distributed and assigned on that date to N. Central, LLC.
(2) As assignee of Note originally issued to N. Central, LLC on March 19, 2008 in the principal amount of $1,860,694.00.